                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 21, 1997




                          TOREADOR ROYALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                       0-2517                   75-0991164
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)




                            530 PRESTON COMMONS WEST
                               8117 PRESTON ROAD
                              DALLAS, TEXAS  75225
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 369-0080
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         Item 5.  OTHER EVENTS.

         On April 21, 1997, Toreador Royalty Corporation (the "Company" or "Toreador") announced that Peter R. Vig had resigned as Chairman and Chief Executive Officer of the Company, but will remain a member of the Board of Directors (the "Board") and that Donald E. August resigned as a director of the Company.

         Toreador also announced that the Board authorized the purchase of up to 300,000 shares of the Company's common stock, representing approximately 5.8% of Toreador's currently outstanding shares. Purchases will be made in open market or through privately negotiated transactions from time to time and depending upon market conditions.

         Item 7.  FINANCIAL STATEMENTS IN EXHIBITS.

                 (c)      Exhibits

                          Item                     Exhibit
                          ----                     -------

                          99 Press Release issued by Toreador Royalty Corporation on April 21, 1997.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TOREADOR ROYALTY CORPORATION



Date:    April 23, 1997                By: /s/ John Mark McLaughlin
                                          -------------------------------------
                                          John Mark McLaughlin, Chairman
                                          of the Board and President





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                               INDEX TO EXHIBITS


             Item
            Number            Exhibit
            ------            -------
             99               Press Release issued by Toreador Royalty
                              Corporation on April 21, 1997.





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